DUNHAM FUNDS

Supplement dated April 28, 2011 to the Prospectus dated March 9, 2011

Reference is made to the Dunham Real Estate Stock Fund.

The information contained under the heading “Sub-Adviser Portfolio Manager” on page 4 of the Summary Prospectus and page 40 of the Prospectus is deleted in its entirety and replaced with the following:

Sub-Adviser Portfolio Manager:  John Cuthbertson, Ph.D., CFA, is Director of Research at Ten Asset Management, Inc. and has primary responsibility for the day-to-day management of the Fund.  Mr. Cuthbertson has been managing the Fund since 2006.

Reference is made to the sub-section titled “Dunham Real Estate Stock Fund” on page 101 of the Prospectus.  The information pertaining to Robert Zimmer is deleted in its entirety. John Cuthbertson, Ph.D., CFA is named Primary Portfolio Manager and the first sentence of Dr. Cuthbertson’s biography has been replaced with the following:

Dr. Cuthbertson serves as the lead portfolio manager for the Dunham Real Estate Stock Fund and is primarily responsible for the day-to-day investment decisions of the Fund.

You should read this Supplement in conjunction with the Prospectus dated March 9, 2011, and Statement of Additional Information dated March 9, 2011, which provide information that you should know about the Dunham Real Estate Stock Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).

Supplement dated April 28, 2011

DUNHAM FUNDS

Supplement dated April 28, 2011 to the Statement of Additional Information dated March 9, 2011 (the “SAI”)

Reference is made to the section entitled “PORTFOLIO MANAGERS” beginning on page 53 of the SAI.  The information pertaining to Robert Zimmer is deleted in its entirety.